UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: (Date of earliest event reported): May 21, 2007
Input/Output, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-12961	22-2286646
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)
2101 CityWest Blvd
Building III, Suite 400
Houston, Texas 77042
(Address of principal executive offices, including Zip Code)
(281) 933-3339
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointments of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointments of Certain Officers; Compensatory Arrangements of Certain Officers.
     Third Amended and Restated Input/Output, Inc. 2004 Long-Term Incentive Plan. On May 3, 2004, the Board of Directors (the “Board”) of Input/Output, Inc. (the “Company”) adopted the Input/Output, Inc. 2004 Long-Term Incentive Plan (the “2004 Plan”).
     During 2005 and 2006, the Board authorized amendments to the 2004 Plan, which was approved by the Company’s stockholders at the Annual Meetings of Stockholders held in 2005 and 2006. These amendments included increases to the total number of shares of common stock of the Company available for issuance under the 2004 Plan.
     On March 12, 2007, the Board approved, subject to stockholder approval, further amendments to the 2004 Plan. The principal amendment to the 2004 Plan is to increase by 2,400,000 (to a total of 6,700,000) the total number of shares of common stock of the Company available for issuance under the 2004 Plan.
     On May 21, 2007, the stockholders of the Company approved the above amendments to the 2004 Plan at the Company’s 2007 Annual Meeting of Stockholders. The complete text of the 2004 Plan, as so amended and restated, is incorporated herein by reference to Appendix A to the Company’s definitive proxy statement for its 2007 Annual Meeting of Stockholders, as filed with the Securities and Exchange Commission (“SEC”) on April 10, 2007. The foregoing description of the 2004 Plan as so amended and restated is qualified in its entirety by such reference to the complete text thereof.
Item 9.01 Financial Statements and Exhibits.
     (a) Financial statements of businesses acquired.
          Not applicable.
     (b) Pro forma financial information.
          Not applicable.
     (c) Shell company transactions.
          Not applicable.

     (d) Exhibits.

Exhibit Number	Description

10.1	Third Amended and Restated Input/Output, Inc. 2004 Long-Term Incentive Plan (filed as Appendix A to the definitive proxy statement for the 2007 Annual Meeting of Stockholders of Input/Output, Inc. as filed with the SEC on April 10, 2007, and incorporated herein by reference).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 9, 2007	INPUT/OUTPUT, INC.

	By:	/s/ DAVID L. ROLAND

David L. Roland
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Third Amended and Restated Input/Output, Inc. 2004 Long-Term Incentive Plan (filed as Appendix A to the definitive proxy statement for the 2007 Annual Meeting of Stockholders of Input/Output, Inc. as filed with the SEC on April 10, 2007, and incorporated herein by reference).

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